AGREEMENT # 3000/202

          for provision of services in receipt and handling of mailings


Moscow                                                            April 19, 2000


[Oxiris] Closed Joint Stock Company, hereinafter referred to as the [Customer], in the person of Managing Director Mr. Dolgov V.A., acting under the Articles of Association, on the one part and the [Moscow Post Office], the Federal State Unitary Communications Enterprise of the Federal Mail Communication Administration of the City of Moscow, hereinafter referred to as the [Executor], in the person of its Head Mr. Makarov V.B., acting under the Articles of Association, on the other part, have concluded this Agreement for the following:

                             1. Subject of Agreement

The Executor provides to Customer the services in receipt, handling (insured printed matters and parcels) hereinafter referred to as the [Mailings] and their successive shipment to a destination and the Customer pays for the provided services.

                         2. Responsibilities of Parties

2.1    The Customer responsibilities include the following:

       2.1.1 Packing and registration of Mailings in accordance with the Rules for Mail Services Provision, instructions and guidelines of the Ministry of Communications of the Russian Federation.

       2.1.2 Use of containers approved in the industry for packing of Mailings.

       2.1.3 To verify the information with the Executor each month not later than on 5th day on Mailings number delivered in the past month.

       2.1.4 To provide possibility to the Executor to control mailing enclosures.

       2.1.5 Timely and to full extent effect settlements with the Executor for the provided services.

2.2    The Executor responsibilities include the following:

       2.2.1 Timely notification of all changes in the Rules for Mail Services Provision; instructions and guidelines of the Ministry of Communications of the Russian Federation; [Tariffs on Mail Services] price list; [Tables for Weight Duties Calculation for Handling and Transportation of Parcels], etc.

       2.2.2 On requirement of the Customer to conduct search of misdelivered Mailings in accordance with the established procedure and notify the Customer about results of this search.

       2.2.3 To enter the amount of advance payment into franking machine counters after passing of funds to the Executor's account and to conduct reading of franking machine counters each ten days.

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                             3. Parties' Settlements

3.1 The Customer shall remit the advance payment in the amount of average monthly value of works to the settlement account of the Executor not later than three banking days from the billing date.

3.2 The final settlement for the provided services shall be made on the basis of Certificate on Provided Services, signed by the parties, and the invoice, not later than on 10th day of the month following the reporting month with respect to received advance payment.

3.3 The payment for the mail services provided to the Customer shall be made in accordance with the tariffs effective on the moment of such services provision:

o for handling and resending of printed matters with declared value according to [Tariffs on Mail Services] price list;

o for handling and resending of parcels on the basis of the Order #283 of September 16, 1998 of [Moscow Post Office], the Federal State Unitary Communications Enterprise of the Federal Mail Communication Administration of the City of Moscow;

o VAT shall be levied above the established tariffs.

                             4. Liability of Parties

4.1 For violation of the terms of payment for provided services the Customer shall pay the Executor the fine in size of 0.1% of the amount that is due for remittance for each day of payment delay. The payment of fine shall not waive the Customer's obligation to pay the principal amount.

4.2 The Executor shall be liable for loss or damage to enclosures of registered Mailings in compliance with and to the extent stipulated by the active Rules for Mail Services Provision.

                             5. Disputes Settlement

5.1 Disputes which may arise in the process of execution of this Agreement shall be settled by way of negotiations between the parties.

5.2 In event of inability to settle disputes by way of negotiations, they shall be transferred for settlement to the Arbitration Court of the City of Moscow in compliance with the active legislation.

                                6. Force Majeure

6.1 The parties shall be released from responsibility for partial or complete nonfulfilment of their liabilities under this Agreement, if this nonfulfilment became consequence of force majeure circumstances, namely: fire, embargo, epidemic, military actions, restricting act of state authority, strike or other circumstances beyond the reasonable control of parties the term of performance of responsibilities shall be proportionately extended for the time of duration of these circumstances. If the foregoing circumstances will continue for over 6 (six) months, then each of the parties shall have the right to refuse performance of its obligations under this Agreement in view of their inability to perform such obligations and this party shall promptly notify the other about commencement and cessation of the circumstances hindering fulfillment of responsibilities.

6.2 The party delaying performance of its responsibilities shall not have the right to refer to force majeure circumstances that commenced during such delay.

                      7. Addendums, Amendments and Changes

All the addendums, amendments and changes to this Agreement are its integral parts, if they are made in writing and signed by persons authorized by the parties.

                               8. Confidentiality

The parties shall take all the necessary measures to prevent disclosure of information connected with this Agreement. Disclosure or other spreading of the foregoing information and also its transfer to any third person shall be done in each certain case on mutual consent of the parties.

                                9. Agreement Term

9.1 This Agreement shall be effective from the moment of its signing and shall remain in full force and effect until April 19, 2001.

9.2 This Agreement may be unilaterally terminated by each of the parties on condition of not less than one months' prior written notice.

9.3 This Agreement shall be renewed for successive calendar year, unless either of the parties elects not to renew it by giving not less than one months' prior written notice to the other.

9.4 This Agreement is made in two copies in Russian language with equal legal power, each copy is kept by each party.

                 10. Parties' Addresses and Banking Information

       Customer                                                 Executor

TIN: 7706200205                                           [Moscow Post Office]
BIK: 044585726                                            the Federal State Unitary Communications Enterprise of
Settlement account: 40702810700030000049                  the Federal Mail Communication Administration of the
Correspondent account: 30101810000000000726               City of Moscow
at[EuroWestSibBank]Joint Stock                            26 Miasnitskaya St., Moscow ZIP Code 101000
Commercial Bank                                           TIN: 7701029593
OKPO 51260913                                             BIK: 044525219
OKONKh 71100                                              Settlement account: 4050281050017000000005
                                                          at MMB--Bank of Moscow Joint Stock Commercial Bank
                                                          Novoarbatskoye branch
                                                          Correspondent account: 30101810500000000219
                                                          OKPO 01166004
                                                          OKONKh 52100

(Signature) /s/V.A. Dolgov                                (Signature) /s/V.B. Makarov
            --------------                                            ---------------
(Seal)                                                    (Seal)